UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2005

RACKABLE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1933 Milmont Drive

Milpitas, CA 95035

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 240-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 2, 2005, the Board of Directors of Rackable Systems, Inc., upon the recommendation of the Compensation Committee, amended the cash compensation payable to its outside directors. The cash compensation, as amended, will become effective on January 1, 2006, as follows:

Annual Retainer for Board Members:	$35,000

Annual Retainer for Committee Positions:

Audit Committee Chairperson:	$10,000
Other Audit Committee members:	$2,500

Compensation Committee Chairperson:	$5,000
Other Compensation Committee members:	$2,500

Nominating Committee Chairperson:	$5,000
Other Nominating Committee members:	$2,500

Annual Retainer for Non-Employee Chairman of the Board:	$10,000

All retainer payments will be paid quarterly in arrears, pro-rated for any partial quarters served.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RACKABLE SYSTEMS, INC.

Dated: November 3, 2005	By:	/s/ Todd R. Ford
Todd R. Ford
Chief Financial Officer